July 28, 2016

ULTIMUS MANAGERS TRUST

MARSHFIELD CONCENTRATED OPPORTUNITY FUND

Supplement to the Prospectus and Statement of Additional Information
Dated December 28, 2015, Revised January 14, 2016, April 18, 2016, and June 28, 2016

On July 26, 2016, the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”) approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Marshfield Concentrated Opportunity Fund (the “Fund”), and Marshfield Associates, Inc. (the “Adviser”), as investment adviser to the Fund, pursuant to which the Adviser has agreed to reduce the Fund’s management fee from 1.00% to 0.95%, effective July 26, 2016. The Board also approved an amendment to the Expense Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser, pursuant to which the Adviser has agreed to reduce Fund’s operating expense limit from 1.25% to 1.10% until December 31, 2018, effective July 26, 2016. Therefore this supplement updates certain information in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”). For more information or to obtain a copy of the Prospectus or SAI, free of charge, please contact the Fund at 1-855-691-5288.

The following changes are made in the Prospectus.

The following disclosure replaces, in its entirety, the table entitled “Risk/Return Summary - Annual Fund Operating Expenses” on page 2 of the Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	1.66%
Total Annual Fund Operating Expenses	2.61%
Fee Reductions and/or Expense Reimbursement(2)	1.51%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	1.10%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)
Marshfield Associates, Inc. (the “Adviser”) has contractually agreed, until December 31, 2018, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, (the “1940 Act”)) to an amount not exceeding 1.10% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to December 31, 2018, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

The following disclosure replaces, in its entirety, the Example in the subsection entitled “Risk/Return Summary - FEES AND EXPENSES” on page 3 of the Prospectus:

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$112	$350

The following disclosure replaces, in its entirety, the second paragraph in the subsection entitled “FUND MANAGEMENT - THE INVESTMENT ADVISER” on page 8 of the Prospectus:

“For its services, the Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of 0.95% of its average daily net assets. The Adviser has contractually agreed under an Expense Limitation Agreement, until December 31, 2018, to reduce its Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.10% of the Fund’s average daily net assets. Under the terms of the Expense Limitation Agreement, Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to the expiration date, the Expense Limitation Agreement may not be modified or terminated without the approval of the Board. After the expiration date, the Expense Limitation Agreement may continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board without approval by the other party, at the end of the then-current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.”

The following changes are made in the SAI.

The following disclosure replaces, in its entirety, the fourth paragraph in the subsection entitled “INVESTMENT ADVISER” on page 21 of the SAI:

“The Fund pays the Adviser a monthly fee computed at the annual rate of 0.95% of its average daily net assets. The Adviser has agreed to reduce its investment advisory fees and to pay Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.10% of the Fund’s average daily net assets until December 31, 2018. Prior to August 1, 2016 the Fund paid the Adviser a monthly fee computed at an annual rate of 1.00% of its average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.”

Investors Should Retain this Supplement for Future Reference

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